                                                                  Exhibit 10.26

                                 SIXTH AMENDMENT
                                 ---------------

                  This Sixth Amendment (this "Amendment") is entered into as of this 30th day of September, 1999 among Waterlink, Inc. (the "Company"), Bank of America, N.A. (f/k/a Bank of America National Trust and Savings Association), as Agent (the "Agent"), and the financial institutions from time to time party thereto (the "Banks"). Unless otherwise specified herein, capitalized terms used in this Amendment shall have the meanings ascribed to them by the Agreement (as defined below).


                                    RECITALS

                  WHEREAS, the Company, the Agent and the Banks are party to that certain Amended and Restated Credit Agreement, dated as of June 27, 1997 and as amended and restated as of May 19, 1998 (as amended, supplemented, restated or otherwise modified from time to time, the "Agreement");

                  WHEREAS, the Company, the Agent and the Banks wish to enter into certain amendments to the Agreement, each as more fully set forth herein;

                  NOW THEREFORE, in consideration of the mutual execution hereof and other good and valuable consideration, the parties hereto agree as follows:

                   SECTION 1. AMENDMENTS.

                  (a) Section 1.01 of the Agreement is hereby amended by inserting the following definitions in appropriate alphabetical order:

                  "Sixth Amendment" shall mean the Sixth Amendment to this Agreement, dated as of September 30, 1999.

                  "Sixth Amendment Effectiveness Date" shall mean the date upon which the Agent advises the Company that the Sixth Amendment has become effective.

                  (b) The definition of "Applicable Margin" in Section 1.01 of the Agreement is hereby amended by deleting it in its entirety and inserting the following in lieu thereof:

                  ""APPLICABLE MARGIN" shall mean on any date the applicable percentage set forth below based upon the Level as shown in the Compliance Certificate then most recently delivered to the Banks:

                    Loans                    Letters of Credit
                    -----                    -----------------

               Offshore        Base                                         Commitment
Level           Rate           Rate        Non-financial     Financial         Fee
-----          --------     -------        -------------     ---------    -------------
     I              1.50%      -0-%             0.750%         1.50%          0.300%
     II             1.75%      -0-%             0.875%         1.75%          0.300%
    III             2.00%      -0-%             1.000%         2.00%          0.375%
     IV             2.25%      -0-%             1.125%         2.25%          0.500%
     V              2.50%      0.25%            1.250%         2.50%          0.500%
     VI             2.75%      0.50%            1.375%         2.75%          0.500%


           ; PROVIDED, HOWEVER that, if the Company shall have failed to deliver to the Banks by the date required hereunder any Compliance Certificate pursuant to Section 7.02(b), then from the date such Compliance Certificate was required to be delivered until the date of such delivery the Applicable Margin shall be deemed to be Level VI. Each change in the Applicable Margin shall take effect with respect to all outstanding Loans on the third Business Day immediately succeeding the day on which such Compliance Certificate is received by the Agent. Notwithstanding the foregoing, no reduction in the Applicable Margin shall be effected if a Default or an Event of Default shall have occurred and be continuing on the date when such change would otherwise occur, it being understood that on the third Business Day immediately succeeding the day on which such Default or Event of Default is either waived or cured (assuming no other Default or Event of Default shall be then pending), the Applicable Margin shall be reduced (on a prospective basis) in accordance with the then most recently delivered Compliance Certificate."

                  (c) The definitions of "Blocked Amount", "EBIT" and "EBITDA" appearing in SECTION 1.01 of the Agreement are hereby amended by deleting each definition it in its entirety and inserting the following in lieu thereof:

                           "EBIT" means, for any period, for the Company and its
                  Subsidiaries on a consolidated basis, determined in accordance with GAAP, the sum of (a) net income (or net loss) for such period PLUS (b) all amounts treated as expenses for interest to the extent included in the determination of such net income (or loss), PLUS (c) all accrued taxes on or measured by income to the extent included in the determination of such net income (or loss); PROVIDED, HOWEVER, that net income (or loss) shall be computed for these purposes without giving effect to extraordinary losses or extraordinary gains, PLUS (d) with respect to any business acquired during the period of determination, an amount equal to the sum of (x) the total compensation paid to each management equity holder of such acquired business during the twelve month period immediately preceding the date such business was acquired LESS the base compensation paid to each such Person during such twelve month period PLUS (y) the aggregate amount of management fees paid to management equity holders or Affiliates thereof during such twelve month period to the extent that such management fee is no longer required to be paid after the date of such acquisition PLUS (z) the net income of such acquired business during such period (plus, to the extent deducted in determining such net income, interest expense and income tax expense of such acquired business) in accordance with Article 11 of Regulation S-X of the SEC; and PROVIDED FURTHER, that for the purpose of computations under SECTIONS 8.17 and 8.18 for any business acquired during the period of determination (including the Sutcliffe Acquisition), EBIT for such period shall be determined on a pro forma basis as if such acquisition had occurred as of the beginning of such period; AND PROVIDED FURTHER, that:

                           (A) for all purposes for any period which includes a fiscal quarter of the Company's 1999 fiscal year, there shall be excluded in determining EBIT any realignment expense recorded in such fiscal quarter, which serves to reduce net income of the Company and/or its Subsidiaries in such fiscal quarter, PROVIDED, HOWEVER, that the aggregate amount of such realignment expenses during such 1999 fiscal year shall not exceed $1,593,000;

                           (B) for all purposes for any period which includes the third fiscal quarter of the Company's 1999 fiscal year, there shall be excluded in determining EBIT any expense related to the completion of the Company's 1999 Strategic Operating Plan, which serves to reduce net income of the Company and/or its Subsidiaries in such fiscal quarter, PROVIDED, HOWEVER, that such expenses shall not exceed $4,092,000; and

                           (C) for all purposes for any period which includes the fourth fiscal quarter of the Company's 1999 fiscal year, there shall be excluded in determining EBIT any expense related to guaranty warrants and changes in the Company's board of directors recorded in such fiscal quarter, which serves to reduce net income of the Company and/or its Subsidiaries in such fiscal quarter, PROVIDED, HOWEVER, that such expenses shall not exceed $1,450,000.

                           "EBITDA" means, for any period, for the Company and
                  its Subsidiaries on a consolidated basis, determined in accordance with GAAP, the sum of, without duplication, (a) the net income (or net loss) for such period, PLUS (b) all amounts treated as expenses for depreciation and interest and the amortization of intangibles of any kind to the extent included in the determination of such net income (or loss), PLUS (c) all accrued taxes on or measured by income to the extent included in the determination of such net income (or loss); PROVIDED, HOWEVER, that net income (or loss) shall be computed for these purposes without giving effect to extraordinary losses or extraordinary gains, PLUS (d) with respect to any business acquired during the period of determination, an amount equal to the sum of (x) the total compensation paid to each management equity holder of such acquired business during the twelve month period immediately preceding the date such business was acquired LESS the base compensation paid to each such Person during such twelve month period PLUS (y) the aggregate amount of management fees paid to management equity holders or Affiliates thereof during such twelve month period to the extent that such management fee is no longer required to be paid after the date of such acquisition PLUS (z) the net income of such acquired business during such period (plus, to the extent deducted in determining such net income, interest expense, income tax expense, depreciation and amortization of such acquired business) in accordance with Article 11 of Regulation S-X of the SEC; and PROVIDED FURTHER, that for the purpose of computations under SECTIONS 8.17 and 8.18 for any business acquired during the period of determination (including the Sutcliffe Acquisition), EBITDA for such period shall be determined on a pro forma basis as if such acquisition had occurred as of the beginning of such period; AND PROVIDED FURTHER, that:

                           (A) for all purposes for any period which includes a fiscal quarter of the Company's 1999 fiscal year, there shall be excluded in determining EBITDA any realignment expense recorded in such fiscal quarter, which serves to reduce net income of the Company and/or its Subsidiaries in such fiscal quarter, PROVIDED, HOWEVER, that the aggregate amount of such realignment expenses during such 1999 fiscal year shall not exceed $1,593,000;

                           (B) for all purposes for any period which includes the third fiscal quarter of the Company's 1999 fiscal year, there shall be excluded in determining EBITDA any expense related to the completion of the Company's 1999 Strategic Operating Plan, which serves to reduce net income of the Company and/or its Subsidiaries in such fiscal quarter, PROVIDED, HOWEVER, that such expenses shall not exceed $4,092,000; and

                           (C) for all purposes for any period which includes the fourth fiscal quarter of the Company's 1999 fiscal year, there shall be excluded in determining EBITDA any expense related to guaranty warrants and changes in the Company's board of directors recorded in such fiscal quarter, which serves to reduce net income of the Company and/or its Subsidiaries in such fiscal quarter, PROVIDED, HOWEVER, that such expenses shall not exceed $1,450,000.

                   (d) Clause (b) of SECTION 2.01 of the Agreement is hereby amended by deleting the following phrases contained therein:

                  "less the Blocked Amount" and "less such Bank's Pro Rata Share of the Blocked Amount"

                  (e) SECTION 2.09 of the Agreement is hereby amended by deleting the period at the end of clause (c) and adding the following thereto:

                           "; PROVIDED HOWEVER, that not withstanding the
                  requirements of this SECTION 2.09(C), with respect to the offering by the Company of up to 6,300,000 shares of its common stock pursuant to Form S-1 under registration number 333-84985 (the"1999 Offering"), the Company shall apply an amount equal to (i) 60% of such Net Issuance Proceeds of the 1999 Offering to prepay Term Loans, applied to pay (x) the September 30, 1999 Scheduled Repayment in full, (y) in the amount of $500,000 with respect to the December 31, 1999 Scheduled Repayment and (z) to the remainder Scheduled Repayments in inverse order of maturity and (ii) 40% of such Net Issuance Proceeds of the 1999 Offering to prepay Revolving Loans (without a Commitment reduction)."


                  (f) Clause (a) of SECTION 2.10 of the Agreement is hereby amended by deleting it in its entirety and replacing it with the following in lieu thereof:

                  "(a) TERM LOANS. On each date set forth below, the Company shall be required to repay the principal amount (or such other amount after giving effect to any prepayments permitted or required pursuant to this Agreement) of the Term Loans as is set forth opposite such date (each, a "Scheduled Repayment"):

                           Date                      Amount
                           ----                      ------

                  September 30, 1999              $ 1,000,000
                  December 31, 1999                 1,000,000
                  March 31, 2000                    1,000,000
                  June 30, 2000                     1,000,000
                  September 29,  2000               1,000,000
                  December 29, 2000                 2,000,000
                  March 30, 2001                    2,000,000
                  June 29, 2001                     2,000,000
                  September 28, 2001                2,000,000
                  December 31, 2001                 2,500,000
                  March 29, 2002                    2,500,000
                  June 28, 2002                     2,500,000
                  September 30, 2002                2,500,000
                  December 31, 2002                 2,500,000
                  March 31, 2003                    2,500,000
                  Term Maturity Date              20,835,816.30"

                  (g) Clause (d) of SECTION 7.03 is hereby amended by deleting it in its entirety and inserting the following in lieu thereof:

                  "(d) of (i) the opening by the Company or any Subsidiary of any new bank account or (ii) any material change in accounting policies or financial reporting practices by the Company or any of its consolidated Subsidiaries; and"

                  (h) Clause (a) of Section 8.04 of the Agreement is hereby amended by deleting it in its entirety and inserting the following in lieu thereof:

                  "(a) Investments held by the Company or Subsidiary in the form of Cash Equivalents; PROVIDED, however, that bank deposits in the ordinary course of business (excluding amounts in payroll accounts or for accounts payable, in each case to the extent that checks have been issued to third parties) held with any bank or financial institution not a Bank shall not at any time exceed (x) in the case of such deposits with any single bank, $100,000 for three consecutive Business Days and (y) in the case of all such deposits, $1,000,000 for three consecutive Business Days;"

                  (i) Clauses (i) and (j) of SECTION 8.04 and clauses (g), (i) and (j) of SECTION 8.05 of the Agreement are hereby amended by inserting the following phrase at the end of each such clause:
                  "to the extent such Indebtedness is incurred or the obligation to pay such Indebtedness, if earned, was made on or prior to the Sixth Amendment Effectiveness Date"

                  (j) SECTIONS 8.16, 8.17 and 8.18 of the Agreement are each hereby amended by deleting each said Section in its entirety and inserting the following new SECTIONS 8.16, 8.17 and 8.18 in lieu thereof:

                  "8.16    [Reserved]

                  8.17 SENIOR LEVERAGE RATIO. The Company shall not permit, at any time during a period listed below, its Senior Leverage Ratio at such time for the twelve month period (taken as one accounting period) last ended prior to the date of determination, to be greater than the ratio set forth below opposite the respective period in which the determination is being made:



                      Period                                                            Ratio
                  From and including the last day                                      5.00:1.0
                    of the fiscal quarter ended in December, 1999 to but
                    excluding the last day of the fiscal quarter ended in March,
                    2000

                  Thereafter, from and including the last day                          4.90:1.0
                    of the fiscal quarter ended in March, 2000 to but excluding the last day of the fiscal quarter ended in June, 2000

                  Thereafter, from and including the last day                          4.40:1.0
                  of the fiscal quarter ended in June, 2000 to but excluding the last day of the fiscal quarter ended in September, 2000

                  Thereafter, from and including the last day                          4.00:1.0
                    of the fiscal quarter ended in September, 2000 to but
                    excluding the last day of the fiscal quarter ended in
                    December, 2000

                  Thereafter, from and including the last day                          3.75:1.0

                                      -6-

                    of the fiscal quarter ended in December, 2000 to but excluding the last day of the fiscal quarter ended in March, 2001
                  Thereafter, from and including the last day                           3.50:1.0
                    of the fiscal quarter ended in March, 2001 to but excluding the last day of the fiscal quarter ended in June 2001

                  Thereafter                                                            3.25:1.0


                  8.18 INTEREST COVERAGE RATIO. The Company shall not permit, at any time during a period listed below, its Interest Coverage Ratio at such time for the twelve month period (taken as one accounting period) last ended prior to the date of determination, to be less than the ratio set forth below opposite the respective period in which the determination is being made:

                      Period                                                            Ratio
                      ------                                                            -----
                  From and including the last day of the fiscal                         1.50:1.0
                      quarter ended in December, 1999 but
                      excluding the last day of the fiscal quarter
                      ended March, 2000

                  From and including the last day of the fiscal                         1.60:1.0
                      quarter ended in March, 2000
                      excluding the last day of the fiscal quarter
                      ended June, 2000

                  From and including the last day of the fiscal                         2.00:1.0
                      quarter ended in June, 2000 but
                      excluding the last day of the fiscal quarter
                      ended September, 2000

                  From and including the last day of the fiscal                         2.25:1.0
                      quarter ended in September, 2000 but
                      excluding the last day of the fiscal quarter
                      ended December, 2000

                  Thereafter                                                            2.50:1.0"

                  SECTION 2. CONSENT. Notwithstanding SECTIONS 2.09(C), 8.04, 8.05, 8.06 and 8.11(B) of the Agreement, the Company shall be permitted to prepay in full the outstanding principal amount under the Subordinated Debt held by Phillip Thompson; PROVIDED, HOWEVER, that the cash portion of such prepayment shall not exceed $250,000.

                  SECTION 3. WAIVER. Notwithstanding the requirements of SECTIONS 8.15, 8.17, 8.18 and 8.19 of the Agreement, the Banks hereby waive compliance by the Company with the requirements of said SECTIONS 8.15, 8.17, 8.18 and 8.19 of the Agreement for the fiscal quarter ending in September 1999 and for the period until, but not including, the last day of the fiscal quarter ending in December 1999; PROVIDED, HOWEVER, that such waiver contained in this Section 3 shall be immediately withdrawn on the date upon which the operating income of the Company, as reported in the monthly financial information package delivered to the Banks no later than the 20th day of each calendar month relating to the immediately preceding calendar month, is less than (i) $750,000 for the period from October 1, 1999 to and including October 31, 1999, (ii) $1,500,000 for the period from October 1, 1999 to and including November 30, 1999 and (iii) $2,250,000 for the period from October 1, 1999 to and including December 31, 1999; PROVIDED, FURTHER, that the waivers contained in this Section 3 shall be terminated on the date the Company receives cash proceeds from the 1999 Offering in the event that the gross cash proceeds of the 1999 Offering are less than $13,500,000.

                  SECTION 4. REVOLVING LOAN CONVERSION.

                  (a) On the Sixth Amendment Effectiveness Date, $16,000,000 of Revolving Loans shall be converted into Term Loans (the "New Term Loans"), such New Term Loans to be allocated to the Banks on the basis of their Pro Rata Share so that the outstanding principal amount of the Term Loan shall be $48,835,816.30, with each Bank's Pro Rata Share thereof as indicated on Annex I hereto.

                  (b) On the Sixth Amendment Effectiveness Date, the Total Revolving Commitment shall be reduced to $36,000,000, and each Bank's Pro Rata Share of the Total Revolving Commitment shall be as specified on Annex II hereto.

                  SECTION 5. REFERENCE TO AND EFFECT UPON THE AGREEMENT.

                  (a) Except as specifically amended above, the Agreement shall remain in full force and effect and is hereby ratified and confirmed.

                  (b) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Bank under the Agreement, nor constitute a waiver of any provision of the Agreement, except as specifically set forth herein. Upon the effectiveness of this Amendment, each reference in the Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of similar import shall mean and be a reference to the Agreement as amended hereby.

                  SECTION 6. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF ILLINOIS.

                  SECTION 7. HEADINGS. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purposes.

                  SECTION 8. COUNTERPARTS. This Amendment may be executed in any number of counterparts (including by facsimile transmission), each of which when so executed shall be deemed an original but all such counterparts shall constitute one and the same instrument.

                  SECTION 9. EFFECTIVENESS. This Amendment shall become effective as of the date first written above upon the delivery of (i) an amendment fee to the Agent (for distribution to the Banks on the basis of each such Bank's Pro Rata Share) in an amount of $50,000 and (ii) executed signature pages (including by facsimile transmission) to this Amendment signed by the Company and the Majority Banks.

                            [signature pages follow]

         IN WITNESS WHEREOF, the parties hereto have executed this Amendment by its duly authorized officer as of the date first written above.


                                 WATERLINK, INC.


                                 By: /s/
                                   -------------------------------
                                 Title:
                                      ----------------------------


                                 BANK OF AMERICA, N.A., as Agent

                                 By: /s/
                                   -------------------------------
                                 Title:
                                      ----------------------------



                                 BANK OF AMERICA, N.A., Individually as a Bank


                                 By: /s/
                                   -------------------------------
                                 Title:
                                      ----------------------------


                                 COMERICA BANK


                                 By: /s/
                                   -------------------------------
                                 Title:
                                      ----------------------------





                                       S-1
                              [TO SIXTH AMENDMENT]

                                            FIFTH THIRD BANK, CENTRAL OHIO

                                            By: /s/
                                              -------------------------------
                                            Title:
                                                 ----------------------------

                                            HARRIS TRUST AND SAVINGS BANK


                                            By: /s/
                                              -------------------------------
                                            Title:
                                                 ----------------------------


                                            PNC BANK, NATIONAL ASSOCIATION

                                            By: /s/
                                              -------------------------------
                                            Title:
                                                 ----------------------------


                                            UNION BANK OF CALIFORNIA, N.A.


                                            By: /s/
                                              -------------------------------
                                            Title:
                                                 ----------------------------



                                       S-2
                              [TO SIXTH AMENDMENT]